Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) made as of this 30th day of September, 2016, by and among CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of December 22, 2015 (the “Credit Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Second Amended and Restated Unconditional Guaranty of Payment of Performance in favor of Agent and the Lenders dated as of December 22, 2015 (the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and the Guaranty; and
WHEREAS, the Agent and certain of the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:
(a)    By deleting in its entirety the definition of “Applicable Margin” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

"Applicable Margin. On any date the Applicable Margin for LIBOR Rate Loans and Base Rate Loans shall be as set forth below based on the ratio of the Consolidated Total Indebtedness of REIT and its respective Subsidiaries to the Gross Asset Value of REIT and its respective Subsidiaries:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans
Pricing Level 1	Less than 40%	2.00%	1.00%
Pricing Level 2	Greater than or equal to 40% but less than 45%	2.25%	1.25%
Pricing Level 3	Greater than or equal to 45% but less than 55%	2.45%	1.45%
Pricing Level 4	Greater than or equal to 55%	2.65%	1.65%

The initial Applicable Margin shall be at Pricing Level 1. The Applicable Margin shall not be adjusted based upon such ratio, if at all, until the first (1st) day of the first (1st) month following the delivery by Borrower to the Agent of the Compliance Certificate after the end of a calendar quarter. In the event that Borrower shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin for Loans shall be at Pricing Level 4 until such failure is cured within any applicable cure period, or waived in writing by the Required Lenders, in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate.
In the event that the Agent, REIT, or the Borrower determine that any financial statements previously delivered were incorrect or inaccurate (regardless of whether this Agreement or the Revolving Credit Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall as soon as practicable deliver to the Agent the corrected financial statements for such Applicable Period, (ii) the Applicable Margin shall be determined as if the Pricing Level for such higher Applicable Margin were applicable for such Applicable Period, and (iii) the Borrower shall within three (3) Business Days of demand thereof by the Agent pay to the Agent the accrued additional amount owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with this Agreement."
(b)    By modifying subparagraph (a) of the definition of "Pool Availability" in §1.1 of the Credit Agreement by deleting the words and figures "sixty percent (60.0%)" in the third line thereof, and inserting in lieu thereof the words and figures "fifty-five percent (55.0%)".

(c)    By deleting in its entirety the definition of “Revolving Credit Loan or Revolving Credit Loans ” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
"Revolving Credit Loan or Revolving Credit Loans". An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of TWO HUNDRED SIXTY-FIVE MILLION AND NO/100 DOLLARS ($265,000,000.00) (subject to increase as provided in §2.11) to be made by the Revolving Credit Lenders hereunder as more particularly described in §2.1. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.10(f).
(d)    By deleting in its entirety the definition of “Term Loan or Term Loans ” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
"Term Loan or Term Loans". An individual Term Loan or the aggregate Term Loans, as the case may be, in the maximum principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) (subject to increase as provided in §2.11) made by the Term Loan Lenders hereunder.
(e)    By deleting in its entirety the definition of “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As September 30, 2016, the Total Commitment is THREE HUNDRED FIFTEEN MILLION AND NO/100 DOLLARS ($315,000,000.00). The Total Commitment may increase in accordance with §2.11.”
(f)    By deleting in its entirety the definition of “Total Revolving Credit Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time. As of September 30, 2016, the Total Revolving Credit Commitment is TWO HUNDRED SIXTY-FIVE MILLION AND NO/100 DOLLARS ($265,000,000.00). The Total Revolving Credit Commitment may increase in accordance with §2.11.”
(g)    By deleting in its entirety the definition of “Total Term Loan Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
"Total Term Loan Commitment. The sum of the Term Loan Commitments of the Term Loan Lenders, as in effect from time to time. As of September 30, 2016, the Total Term Loan Commitment is FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00). The Total Term Loan Commitment may increase in accordance with §2.11."

(h)    By deleting §9.10 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:
"§9.10    Minimum Property Requirement. The Pool shall not at any time consist of less than twenty (20) Pool Properties with an aggregate Appraised Value of not less than $400,000,000.00."
Modification to Guaranty. Guarantors, Agent and the Lenders do hereby modify and amend the Guaranty by deleting in its entirety paragraph (a) on page 1 of the Guaranty, appearing on page 1 thereof, and inserting in lieu thereof the following:
Commitments.
(a)    As of the “Effective Date” (as hereinafter defined) of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment, Term Loan Commitment and Total Commitment shall be the amount set forth on Schedule 1.1 attached hereto.
(b)    In connection with the Commitment Increase, each existing Lender whose Revolving Credit Commitment has been increased or decreased shall be issued on the Effective Date a replacement Revolving Credit Note in the principal face amount of its Revolving Credit Commitment, which will be a “Revolving Credit Note” under the Credit Agreement. Each such Revolving Credit Note shall provide that it is a replacement for the existing Revolving Credit Note of each such Revolving Credit Lender, and following the Effective Date each existing Revolving Credit Lender will promptly return to Borrower its existing Revolving Credit Note that is being replaced marked “Replaced”. On the Effective Date of this Amendment the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the outstanding principal amount of all Revolving Credit Loans. The participation interests of the Revolving Credit Lenders in Swing Loans and Letters of Credit shall be similarly adjusted. On the Effective Date, each of those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.
(c)    In connection with the Commitment Increase, each existing Lender whose Term Loan Commitment has been increased or decreased shall be issued on the Effective Date a replacement Term Loan Note in the principal face amount of its Term Loan Commitment, which will be a "Term Loan Note" under the Credit Agreement. Each such Term Loan Note shall provide that it is a replacement for the existing Term Loan Note of each such Term Loan Lender, and following the Effective Date each existing Term Loan Lender will promptly return to Borrower its existing Term Loan Note that is being replaced marked "Replaced". On the Effective Date of this Amendment the outstanding principal balance of the Term Loans shall be reallocated among the Term Loan Lenders such that the outstanding principal amount of Term Loans owed to each Term

Loan Lender shall be equal to such Term Loan Lender's Term Loan Commitment Percentage of the outstanding principal amount of all Term Loans. On the Effective Date, each of those Term Loan Lenders whose Term Loan Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Term Loan Lenders whose Term Loan Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Term Loans.
References to Amended Documents. All references in the Loan Documents to the Credit Agreement and the Guaranty amended in connection with this Amendment shall be deemed a reference to the Credit Agreement and the Guaranty as modified and amended herein.
Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Guaranty as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty), as modified and amended herein or in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the Guaranty amended in connection herewith remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
Effective Date. The obligations of the undersigned parties under Sections 2, 3 and 4 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent, the Required Lenders, and each Revolving Credit Lender whose Revolving Credit

Commitment is increasing or decreasing, and each Term Loan Lender whose Term Loan Commitment is increasing or decreasing pursuant to this Amendment (and the delivery to the Borrower of a copy of such fully-executed Amendment by the Agent shall be evidence of satisfaction of this condition);
(b)    the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders dated as of the Effective Date covering such matters as the Agent may reasonably request;
(c)    the delivery to Agent of a Revolving Credit Note duly executed by the Borrower in favor of each Lender with a Revolving Credit Commitment that increased or decreased in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;
(d)    the delivery to Agent of a Term Loan Note duly executed by the Borrower in favor of each Lender with a Term Loan Commitment that increased or decreased in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;
(e)    receipt by Agent of evidence that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment and the Commitment Increase;
(f)    with respect to Borrower and each Guarantor, receipt by Agent of (i) such resolutions, secretary’s and incumbency certificates, and organizational documents, in each case as the Agent may reasonably request, and (ii) good standing certificates for their respective state of incorporation or formation issued not more than thirty (30) days prior to the Effective Date, in each case as the Agent may reasonably request;
(g)    such other conditions as Agent may require in its reasonable discretion.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Todd Sakow
Name: Todd Sakow
Title:     Chief Financial Officer
(CORPORATE SEAL)
REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Todd Sakow
Name:    Todd Sakow
Title:    Chief Financial Officer
(CORPORATE SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SUBSIDIARY GUARANTORS:
HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC, and
HCII-11200 NORTH PORTLAND AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Todd Sakow
Name:    Todd Sakow
Title:    Chief Financial Officer

KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

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HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
                            Name: Todd Sakow
                            Title: Chief Financial Officer
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
                            Name: Todd Sakow
                            Title: Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
                            Name: Todd Sakow
                            Title: Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION,
individually and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title:Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SUNTRUST BANK, individually as a Lender and as Co‑Syndication Agent
By: /s/ Danny Stover
Name: Danny Stover
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Scott Rossbach
Name: Scott Rossbach
Title: Authorized Signatory

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett A. Walker
Name: Brett A. Walker
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

CADENCE BANK, N.A.

By: /s/ Drew Healy
Name: Drew Healy
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

WOODFOREST NATIONAL BANK, a national banking association

By: /s/ Jacob McGee
Name: Jacob McGee
Title: Assistant Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

USAMERIBANK

By: /s/ Richard LeComte
Name: Richard LeComte
Title: Sr. Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

RENASANT BANK
By: /s/ Craig Gardella
Name: Craig Gardella
Title: Executive Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SCHEDULE 1.1
LENDERS AND COMMITMENTS
REVOLVING CREDIT COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$57,785,000.00	21.8056603800%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$57,785,000.00	21.8056603800%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$31,700,000.00	11.9622641500%
LIBOR Lending Office Same as Above
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$31,700,000.00	11.9622641500%
LIBOR Lending Office Same as Above

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$27,170,000.00	10.2528301900%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$22,640,000.00	8.5433962260%
LIBOR Lending Office Same as Above
Woodforest National Bank 1599 Lake Robbins Dr., Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$18,100,000.00	6.8301886790%
LIBOR Lending Office Same as Above
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$9,060,000.00	3.4188679250%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$9,060,000.00	3.4188679250%

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
LIBOR Lending Office Same as Above

TOTAL	$265,000,000.00	100%

TOTAL TERM LOAN COMMITMENT

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$17,215,000.00	34.4300000000%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$17,215,000.00	34.4300000000%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$3,300,000.00	6.6000000000%
LIBOR Lending Office Same as Above
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$3,300,000.00	6.6000000000%
LIBOR Lending Office Same as Above
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$2,830,000.00	5.6600000000%

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$2,360,000.00	4.7200000000%
LIBOR Lending Office Same as Above
Woodforest National Bank 1599 Lake Robbins Dr., Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$1,900,000.00	3.8000000000%
LIBOR Lending Office Same as Above
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$940,000.00	1.8800000000%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$940,000.00	1.8800000000%
LIBOR Lending Office Same as Above

TOTAL	$50,000,000.00	100%

TOTAL COMMITMENT

Name and Address	Total Commitment	Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$75,000,000.00	23.8095238100%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$75,000,000.00	23.8095238100%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$35,000,000.00	11.1111111100%
LIBOR Lending Office Same as Above
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$35,000,000.00	11.1111111100%
LIBOR Lending Office Same as Above
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$30,000,000.00	9.5238095240%

Name and Address	Total Commitment	Commitment Percentage
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$25,000,000.00	7.9365079370%
LIBOR Lending Office Same as Above
Woodforest National Bank 1599 Lake Robbins Drive, Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$20,000,000.00	6.3492063490%
LIBOR Lending Office Same as Above
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$10,000,000.00	3.1746031750%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$10,000,000.00	3.1746031750%
LIBOR Lending Office Same as Above

TOTAL	$315,000,000.00	100%